EXHIBIT 99.1

Contacts:
PR/Media Inquiries: Sarah Comstock Merit Medical	Investor Inquiries: Mike Piccinino, CFA, IRC ICR Healthcare
+1-801-432-2864	+1-443-213-0509
sarah.comstock@merit.com	mike.piccinino@icrhealthcare.com

Merit Medical Acquires Biolife Delaware, L.L.C.

●	Acquired business offers the StatSeal® and WoundSeal® products, which provide hemostasis solutions that complement the wide range of procedures Merit’s portfolio supports.
●	Acquisition projected to add approximately $18 million of revenue, on an annualized basis beginning in fiscal year 2026, with a mid-teens growth and accretive non-GAAP margin and profitability profile
●	Merit reaffirms full-year 2025 financial guidance previously issued on April 24, 2025, and updates full-year 2025 financial guidance to include the projected impact from this acquisition

SOUTH JORDAN, Utah, May 20, 2025 (GLOBE NEWSWIRE) -- Merit Medical Systems, Inc. (NASDAQ: MMSI), a global leader of healthcare technology, today announced that it has acquired Biolife Delaware, L.L.C. (“Biolife”) in a merger transaction through which Biolife has become a wholly-owned subsidiary of Merit. Biolife, which is headquartered in Sarasota, Florida, manufactures unique patented hemostatic devices under the brand names StatSeal and WoundSeal.

The aggregate transaction consideration, paid in cash and assumption of Biolife liabilities, was approximately $120 million. This strategic acquisition positions Merit to provide clinicians with more products designed to standardize, simplify, and minimize post-procedure care and maintenance.

Many Merit products operate through small openings in the skin that require efficient solutions to stop bleeding, help patients recover, and minimize costly complications. In such cases, StatSeal specifically works with the patient’s blood to rapidly form a protective seal over the procedure site. Adding StatSeal to Merit’s hemostasis portfolio is intended to provide healthcare partners with an additional effective solution that complements a wide range of percutaneous procedures, including interventional radiology and cardiology, dialysis, electrophysiology, biopsy, and drainage.

"We are excited to enhance the portfolio of hemostatic solutions offered to clinicians with the acquisition of Biolife,” said Fred P. Lampropoulos, Merit’s Chairman and Chief Executive Officer. “The acquisition provides effective, differentiated, hemostatic solutions for all percutaneous devices with a broad range of clinical applications including vascular closure and indwelling catheter bleeding complications. BioLife’s StatSeal and WoundSeal products address an estimated $350M global market opportunity, are clinically validated, and will enhance our ability to deliver comprehensive solutions to our customers. Moreover, with

Merit’s resources and expertise, we believe we are well positioned to further develop and expand the reach of these product lines, ultimately benefiting patients and healthcare providers globally.”

Mr. Lampropoulos continued, “We have updated our full-year 2025 financial guidance to include the projected impact of this acquisition from the merger effective date of May 20, 2025 to December 31, 2025 and we have reaffirmed our updated full-year 2025 financial guidance previously issued on April 24, 2025. While we anticipate the transaction will be slightly dilutive to our full-year 2025 non-GAAP profitability given the partial-year contribution, we believe the financial profile of this acquisition is very attractive and is consistent with our goal of delivering sustainable, constant currency growth, improving profitability and strong free cash flow generation. We look forward to discussing this acquisition in further detail on our second quarter earnings report on July 30, 2025.”

Non-GAAP net income; non-GAAP earnings per share; non-GAAP gross margin; non-GAAP operating margin and constant currency revenue are non-GAAP financial measures. A quantitative reconciliation of such financial measures to comparable GAAP financial measures is not available without unreasonable effort.

For more information about Merit Medical and the StatSeal and WoundSeal product lines, please visit www.merit.com.

Financial Summary

Merit believes that the acquired assets generated approximately $15 million of revenue over the twelve-month period ended December 31, 2024. The acquired assets are expected to contribute revenue, from the merger effective date of May 20, 2025 through December 31, 2025, in the range of $10 to $11 million and are projected, during the same period of time, to dilute Merit’s previously forecasted non-GAAP net income and non-GAAP earnings per share, inclusive of approximately $3.0 million of lower interest income on cash balances used for the total purchase consideration and excluding approximately $7.2 million of non-cash and non-recurring transaction-related expenses, and to be dilutive to Merit’s full-year 2025 GAAP net income and GAAP earnings per share.

The acquisition is projected to be accretive to non-GAAP gross margin, non-GAAP operating margin in 2025 and slightly accretive to non-GAAP net income and non-GAAP earnings per share in 2026. The acquisition is projected to be dilutive to Merit’s GAAP net income and GAAP earnings per share in the first full-year post close and accretive thereafter.

Updated Fiscal Year 2025 Financial Guidance

Merit’s updated full-year 2025 financial guidance now reflects the projected impacts of the Biolife acquisition from the merger effective date of May 20, 2025 through December 31, 2025. Merit is otherwise reaffirming prior full-year 2025 financial guidance previously announced on April 24, 2025.

Based upon the information currently available to Merit’s management, for the year ending December 31, 2025, after giving effect to the Biolife acquisition and absent material acquisitions, non-recurring transactions or other factors beyond Merit’s current expectations, Merit now expects the following financial results:

Revenue and Earnings Guidance*

	Updated Guidance		Prior Guidance(2)
Financial Measure	Year Ending	% Change	Year Ending	% Change
	December 31, 2025	Y/Y	December 31, 2025	Y/Y

Net Sales	$1.480 - $1.501 billion	9% - 11%	$1.470 - $1.490 billion	8% - 10%
Cardiovascular Segment	$1.407 - $1.426 billion	8% - 10%	$1.397 - $1.415 billion	7% - 9%
Endoscopy Segment	$73.0 - $75.0 million	34% - 37%	$73.0 - $75.0 million	34% - 37%

Non-GAAP
Earnings Per Share(1)	$3.28 - $3.41	(5%) - (1%)	$3.29 - $3.42	(5%) - (1%)

*Percentage figures approximated; dollar figures may not foot due to rounding

(1) Merit’s non-GAAP earnings per share reflect the dilutive impact of its 3.00% Convertible Senior Notes due 2029 (the “Convertible Notes”) calculated using the if-converted method of approximately $0.05 for the year ending December 31, 2025. Any offsetting impacts of the capped call associated with the Convertible Notes are not considered

(2) “Prior Guidance” reflects Merit’s full-year 2025 financial guidance, previously updated on April 24, 2025.

2025 Net Sales Guidance - % Change from Prior Year (Constant Currency) Reconciliation*

	Updated Guidance		Prior Guidance(1)
	Low	High	Low	High
2025 Net Sales Guidance - % Change from Prior Year (GAAP)	9.1%	10.7%	8.4%	9.8%
Estimated impact of foreign currency exchange rate fluctuations	0.4%	0.4%	0.4%	0.4%
2025 Net Sales Guidance - % Change from Prior Year (Constant Currency)	9.5%	11.0%	8.7%	10.2%

*Percentage figures approximated and may not foot due to rounding

(1)“Prior Guidance” reflects Merit’s full-year 2025 financial guidance, previously introduced on April 24, 2025.

Merit does not provide guidance for GAAP reported financial measures (other than revenue) or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP reported financial measures (other than revenue) because Merit is unable to predict with reasonable certainty the financial impact of various items which could impact Merit’s future financial results, such as expenses attributable to acquisitions or other extraordinary transactions, non-cash expenses related to amortization or write-off of previously acquired tangible and intangible assets, certain employee termination benefits, performance-based stock compensation expenses, expenses resulting from non-ordinary course litigation or administrative proceedings and resulting settlements, governmental proceedings, and changes in governmental or industry regulations. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. For the same reasons, Merit is unable to address the significance of the unavailable information, which could be material to future results. Specifically, Merit is not, without unreasonable effort, able to reliably predict the impact of these items and Merit believes inclusion of a reconciliation of these forward-looking non-GAAP measures to their GAAP counterparts could be confusing to investors or cause undue reliance.

Merit’s financial guidance for the year ending December 31, 2025 is subject to risks and uncertainties identified in this release and Merit’s filings with the U.S. Securities and Exchange Commission (the “SEC”). This guidance is based on information and estimates available to Merit as of May 20, 2025. Should known or unknown risks or uncertainties materialize or should underlying assumptions prove inaccurate, actual results will likely vary, and could vary materially, from past results and those anticipated, estimated or projected.

Advisors:

Piper Sandler & Co. acted as a financial advisor to Merit. Parr Brown Gee & Loveless P.C. served as legal advisor to Merit. Nelson Mullins Riley & Scarborough LLP served as legal advisor to Biolife.

ABOUT MERIT

Founded in 1987, Merit Medical Systems, Inc. is engaged in the development, manufacture, and distribution of proprietary medical devices used in interventional, diagnostic, and therapeutic procedures, particularly in cardiology, radiology, oncology, critical care, and endoscopy. Merit serves customers worldwide with a domestic and international sales force and clinical support team totaling more than 800 individuals. Merit employs approximately 7,300 people worldwide.

ABOUT BIOLIFE, L.L.C.

Biolife Delaware, L.L.C., headquartered in Sarasota, Florida, manufactures innovative healthcare and first-aid solutions designed to improve patient quality of life. Biolife’s products consist of a powder with two main ingredients: potassium ferrate and a hydrophilic polymer. The products work independently of the clotting cascade to seal the wound or vascular access site while accelerating hemostasis. StatSeal products for the healthcare industry are available in powder and disc (compressed powder) form. WoundSeal products for the consumer and occupational health industries are available in powder form.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others:

●	statements proceeded or followed by, or that include the words, “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “intends,” “seeks,” “believes,” “estimates,” “projects,” “forecasts,” “potential,” “target,” “continue,” “upcoming,” “optimistic” or other forms of these words or similar words or expressions, or the negative thereof or other comparable terminology;
●	statements that address Merit’s future operating performance or events or developments that Merit’s management expects or anticipates will occur, including, without limitation, any statements regarding Merit’s projected revenues, earnings or other financial measures, Merit’s plans and objectives for future operations, Merit’s proposed new products or services, the integration, development or commercialization of the business or any assets acquired from other parties, future economic conditions or performance, the implementation of, and results which may be achieved through, Merit’s Continued Growth Initiatives Program or other business optimization initiatives, and any statements of assumptions underlying any of the foregoing; and

●	statements regarding Merit’s past performance, efforts, or results about which inferences or assumptions may be made, including statements proceeded or followed by the words "preliminary," "initial," "potential," "possible," "diligence," "industry-leading," "compliant," "indications," or "early feedback" or other forms of these words or similar words or expressions, or the negative thereof or other comparable terminology.

The forward-looking statements contained in this release are based on Merit management’s current expectations and assumptions regarding future events or outcomes. If underlying expectations or assumptions prove inaccurate, or risks or uncertainties materialize, actual results will likely differ, and could differ materially, from Merit’s expectations reflected in any forward-looking statements. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results. Investors are cautioned not to unduly rely on any such forward-looking statements.

The following are some of the important risks and uncertainties that could cause Merit’s actual results to differ from Merit’s expectations in any forward-looking statements: inherent risks and uncertainties associated with Merit’s acquisition of Biolife; Merit’s integration of the Biolife business and operations and its ability to achieve projected financial results, product development and other anticipated benefits of the acquisition; uncertainties as to whether Merit will achieve sales, gross and operating margin, net income and earnings per share performance consistent with its forecasts projected for the Biolife acquisition; risks and uncertainties regarding trade policies or related actions implemented by the U.S. or other countries, including existing, proposed or prospective tariffs, duties or other measures; inherent risks and uncertainties associated with Merit’s integration of businesses or assets previously acquired from third parties, including the acquisitions of certain businesses and assets from Cook Medical Holdings LLC in November 2024 and EndoGastric Solutions, Inc. in July 2024, and Merit’s ability to achieve the anticipated operating and financial results, product development and other anticipated benefits of such acquisitions; forecasted results and consequences of regulatory approvals of Merit’s products; effects of Merit’s 3.00% Convertible Senior Notes due 2029 on Merit’s net income and earnings per share performance; disruptions in Merit’s supply chain, manufacturing or sterilization processes; U.S. and global political, economic, competitive, reimbursement and regulatory conditions; reduced availability of, and price increases associated with, components and other raw materials; increases in transportation expenses; risks relating to Merit’s potential inability to successfully manage growth through acquisitions generally, including the inability to effectively integrate acquired operations or products or commercialize technology developed internally or acquired through completed, proposed or future transactions; fluctuations in interest or foreign currency exchange rates and inflation; risks and uncertainties associated with Merit’s information technology systems, including the potential for breaches of security and evolving regulations regarding privacy and data protection; governmental scrutiny and regulation of the medical device industry, including governmental inquiries, investigations and proceedings involving Merit; difficulties relating to development, testing and regulatory approval, clearance and maintenance of Merit’s products; the safety, efficacy and patient and physician adoption of Merit’s products; uncertainties regarding enrollment and outcomes of ongoing and future clinical trials and market studies relating to Merit’s products; modification or limitation of governmental or private insurance reimbursement policies; litigation and other judicial proceedings affecting Merit; the potential of fines, penalties or other adverse consequences if Merit’s employees or agents violate the U.S. Foreign Corrupt Practices Act or other laws or regulations; consequences associated with a Corporate Integrity Agreement executed between Merit and the U.S. Department of Justice; restrictions on Merit’s liquidity or business operations resulting from its debt agreements; infringement of Merit’s technology or the assertion that Merit’s technology infringes the rights of other parties; product recalls and product liability claims; potential for significant adverse changes in governing regulations; changes in tax laws and regulations in the United States or other jurisdictions or exposure to additional tax liabilities which may adversely affect Merit’s effective tax rate; termination of relationships with Merit’s suppliers, or failure of such suppliers to perform; development of new products and technology that could render Merit’s existing or future products obsolete; market acceptance of new products; dependence on distributors to commercialize Merit’s products in various jurisdictions outside the U.S.; failure to comply with applicable environmental laws; changes in key personnel; labor shortages and increases in labor costs; price and product competition; extreme weather events; and geopolitical events. For a further discussion of the risks and uncertainties which may affect Merit’s business, operations and financial condition, see Part I, Item 1A, “Risk Factors” in Merit’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission (the “SEC”), Part II, Item 1A, “Risk Factors” in Merit’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 filed with the SEC and Merit’s other filings with the SEC.

All subsequent forward-looking statements attributable to Merit or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Actual results will likely differ, and may differ materially, from anticipated results. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results. Those estimates and all other forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by applicable law, Merit assumes no obligation to update or disclose revisions to estimates and all other forward-looking statements.

TRADEMARKS

Unless noted otherwise, trademarks and registered trademarks used in this release are the property of Merit Medical Systems, Inc., its subsidiaries, or its licensors.